Exhibit  32.1


                           CERTIFICATIONS  PURSUANT  TO
                             18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Network Installation Corporation, a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report for the year ended December 31, 2004 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May  6,  2005



/s/  Jeffrey  R.  Hultman
----------------------
Jeffrey  R.  Hultman
Chief  Executive  Officer




Date:  May  6,  2005


/s/  Michael  V.  Rosenthal
------------------------
Michael  V.  Rosenthal
Chief  Financial  Officer